SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 4, 2006

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)  (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                              Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

(b)                                 On October 4, 2006, Stephen M. Briggs, President and Chief Operating Officer of Winmark, as well as a member of Winmark’s Board of Directors, announced his resignation as an officer and director of Winmark.

(c)                                  The responsibility for management of Winmark’s retail franchise brands transitioned from Mr. Briggs to Steven A. Murphy on October 4, 2006.  Mr. Murphy will become the president of retail franchise brands.

Mr. Murphy, 40, has served as Vice President of Franchise Management of the Company since December 2003. Mr. Murphy has served as the Director of Play It Again Sports® brand of the Company from April 2002 to December 2003. Mr. Murphy served as Director of Marketing and Sales from September 2001 to April 2002.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1                           Press Release dated October 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: October 11, 2006	By:	/s/ Catherine P. Heaven
Catherine P. Heaven
General Counsel

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated October 4, 2006